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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                           Reported): April 26, 2000


              INDYMAC ABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2000 providing for the issuance of the INDYMAC ABS, INC., Home Equity
       Mortgage Loan Asset-Backed Trust, Series SPMD 2000-A).

                               INDYMAC ABS, INC.
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            (Exact name of registrant as specified in its charter)


           Delaware                   333-51609            95-4685267
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(State or Other Jurisdiction         (Commission         (I.R.S. Employer
      of Incorporation)              File Number)       Identification No.)


    155 North Lake Avenue
     Pasadena, California                                      91101
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    (Address of Principal                                    (Zip Code)
     Executive Offices)

       Registrant's telephone number, including area code (800) 669-2300
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Item 5.  Other Events.
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Filing of Computational Materials
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     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), IndyMac ABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Home Equity Mortgage Loan Asset-Backed Trust, Series SPMD 2000-A.

     In connection with the offering of the Asset-Backed Certificates, Series SPMD 2000-A, Merrill Lynch & Co. ("Merrill Lynch"), as underwriter of the Offered Certificates, has prepared certain materials (the "Merrill Lynch Computational Materials") for distribution to their potential investors. Although the Company provided Merrill Lynch with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Merrill Lynch Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Merrill Lynch Computational Materials, which are listed as Exhibit 99.1 hereto, are filed on Form SE dated April 26, 2000.









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         * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of IndyMac ABS, Inc., relating to its Home Equity Mortgage Loan Asset-Backed Trust, Series SPMD 2000-A.

Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

         99.1 Merrill Lynch Computational Materials filed on Form SE dated April 26, 2000.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INDYMAC ABS, INC.



                                         By: /s/ Blair Abernathy
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                                             Blair Abernathy
                                             President


Dated: April 26, 2000

Exhibit Index
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Exhibit                                                                  Page
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99.1 Merrill Lynch & Co.Computational Materials filed on Form SE dated April 26, 2000.